UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

MultiSensor AI Holdings, Inc.

(Exact name of registrant as specified in its charter)

incorporation)		Identification No.)
Delaware (State or other jurisdiction of incorporation)	001-40916 (Commission File Number)	86-3938682 (I.R.S. Employer Identification No.)

24 Greenway Plaza Suite 1800 Houston, Texas (Address of principal executive offices)	77046 (Zip Code)

(866) 861-0788

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	MSAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	MSAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02Results of Operations and Financial Condition.

On August 13, 2026, MultiSensor AI Holdings, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the second fiscal quarter ended June 30, 2026. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 7.01Regulation FD Disclosure.

As disclosed in the press release, the Company has posted an updated investor presentation to the Investor Relations section of the Company’s website, www.multisensorai.com. From time to time, the Company may post additional important information, including updated investor presentations, news releases, announcements and other statements about its business on the Investor Relations section of the Company’s website, www.multisensorai.com, and on the Company’s LinkedIn page at www.linkedin.com/company/multisensorai, as a means for complying with the Company’s disclosure obligations under Regulation FD. Investors should monitor the Investor Relations section of the Company’s website and the Company’s social media channels, including its LinkedIn page, in addition to following the Company’s press releases, filings with the Securities and Exchange Commission (the “SEC”), and any public conference calls and webcasts. The Company’s website and LinkedIn page addresses are included in this Current Report on Form 8-K as inactive textual references only; information contained on, or accessible through, the Company’s website or LinkedIn page is not incorporated by reference into this Current Report on Form 8-K.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section and is not incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The information posted to the Company’s website, including press releases and investor presentations, and the Company’s social media channels may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “will,” “would” or their negatives or variations of these words, or similar expressions. All statements contained therein that do not strictly relate to matters of historical fact should be considered forward-looking statements, including, without limitation, management’s expectations regarding its strategic priorities and objectives, future plans and business prospects. These forward-looking statements are subject to risks, uncertainties and assumptions, some of which are beyond our control. In addition, these forward-looking statements reflect our current views with respect to future events and are not a guarantee of future performance. Actual outcomes may differ materially from the information contained in the forward-looking statements as a result of a number of factors, including those identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in the Company’s other filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of MultiSensor AI Holdings, Inc., dated August 13, 2026 (furnished pursuant to Item 2.02).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline Instance XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MultiSensor AI Holdings, Inc.

Date: August 13, 2026	By:	/s/ Robert Nadolny
	Name:	Robert Nadolny
	Title:	Chief Financial Officer and Corporate Secretary